March 30, 2004

Dear Shareholder:

      We cordially invite you to attend the Annual Meeting of Shareholders of Oneida Financial Corp. (the "Company"). The Annual Meeting will be held at the Greater Oneida Civic Center, 159 Main Street, Oneida, New York, at 4:00 p.m., Eastern Time, on April 27, 2004.

      The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that shareholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

      The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's auditors for fiscal year 2004.

      The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

      On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,


Michael R. Kallet
President and Chief Executive Officer

                             Oneida Financial Corp.
                                 182 Main Street
                             Oneida, New York 13421
                                 (315) 363-2000

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On April 27, 2004

      Notice is hereby given that the Annual Meeting of Oneida Financial Corp., (the "Company") will be held at the Greater Oneida Civic Center, 159 Main Street, Oneida, New York, on April 27, 2004 at 4:00 p.m., Eastern Time.

      A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

      The Annual Meeting is for the purpose of considering and acting upon:

      1.    Election of three Directors to the Board of Directors;

      2. The ratification of the appointment of Crowe, Chizek and Company, LLP as auditors for the Company for the fiscal year ending December 31, 2004; and

      such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

      Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 16, 2004, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

      A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's Main Office, 182 Main Street, Oneida, New York 13421, for the 10 days immediately prior to the Annual Meeting. It also will be available for inspection at the meeting itself.

      EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors


                                              Eric E. Stickels
                                              Secretary
March 30, 2004

                                 PROXY STATEMENT

                             Oneida Financial Corp.
                                 182 Main Street
                             Oneida, New York 13421
                                 (315) 363-2000

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 2004

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Oneida Financial Corp. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held at the Greater Oneida Civic Center, 159 Main Street, Oneida, New York, on April 27, 2004, at 4:00 p.m., Eastern Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about March 30, 2004.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

      Shareholders who sign and return proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly signed and completed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

      Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any shareholder who had returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on March 16, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 8,229,766 shares of Common Stock issued and outstanding, 4,309,750 of which were held by Oneida Financial, MHC (the "Mutual Holding Company"), and 3,920,016 of which were held by shareholders other than the Mutual Holding Company ("Minority Shareholders"). The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting in person or by proxy, without regard to broker non-votes, or proxies marked "ABSTAIN" is required for ratification of Crowe, Chizek and Company, LLP as the Company's auditors.

      Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                                      Amount of Shares
                                                      Owned and Nature       Percent of Shares
       Name and Address of                              of Beneficial         of Common Stock
        Beneficial Owners                               Ownership (1)           Outstanding
-----------------------------------                   -----------------      -----------------
Directors and Officers (2):

Michael R. Kallet                                         193,758 (4)               2.50%
Patricia D. Caprio                                         32,700 (5)               0.42
Edward J. Clarke                                           22,361 (6)               0.29
James J. Devine, Jr.                                       34,650 (7)               0.45
John E. Haskell                                           114,840 (8)               1.48
Rodney D. Kent                                             43,650 (9)               0.56
William D. Matthews                                        27,900 (10)              0.36
Michael W. Milmoe                                          15,690 (11)              0.20
Richard B. Myers                                           48,150 (12)              0.62
Frank O. White, Jr                                         32,400 (13)              0.42
Eric E. Stickels                                           84,282 (14)              1.09
Thomas H. Dixon                                            90,382 (15)              1.16
Marlene C. Denny                                           11,400 (16)              0.15
Gerald N. Volk                                             10,800 (17)              0.14

All Directors and Executive Officers
  as a Group (14 persons) (3)                             762,962                   9.84%

Principal Shareholders:

Oneida Financial, MHC (3)
182 Main Street
Oneida, New York 13421                                  4,309,750                  55.52

Oneida Financial, MHC (3)
and all Directors and Executive Officers
of Oneida Financial, MHC as a group (10 persons)        4,913,312                  63.30%

----------
*     Less than one-tenth of 1%.

(1) A person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.

(2) The mailing address for each person is listed as 182 Main Street, Oneida, New York 13421.

(3) The Company's executive officers and directors are also executive officers and directors of Oneida Financial, MHC, with the exception of John E. Haskell, Edward J. Clarke, Marlene C. Denney and Gerald N. Volk.

(4) Includes shared voting and investment power over 87,298 shares and sole voting and investment power over 49,673 shares; includes options to purchase 56,787 shares of common stock.

(5) Includes sole voting and investment power over 27,300 shares; includes options to purchase 5,400 shares of common stock.

(6) Includes shared voting and investment power over 7,200 shares and sole voting and investment power over 10,067 shares; includes options to purchase 5,094 shares of common stock.

(7) Includes shared voting and investment power over 7,425 shares and sole voting and investment power over 25,875 shares; includes options to purchase 1,350 shares of common stock. Mr. Devine will retire from the Board effective April 27, 2004.

(8) Includes shared voting and investment power over 92,583 shares and sole voting and investment power over 16,857 shares; includes options to purchase 5,400 shares of common stock.

(9) Includes shared voting and investment power over 11,250 shares and sole voting and investment power over 31,050 shares; includes options to purchase 1,350 shares of common stock.

(footnotes continued on next page)

(10) Includes sole voting and investment power over 26,550 shares; includes options to purchase 1,350 shares of common stock.

(11) Includes sole voting and investment power over 14,340 shares; includes options to purchase 2,700 shares of common stock.

(12) Includes shared voting and investment power over 4,500 shares and sole voting and investment power over 40,950 shares; includes options to purchase 2,700 shares of common stock.

(13) Includes sole voting and investment power over 27,000 shares; includes options to purchase 5,400 shares of common stock.

(14) Includes shared voting and investment power over 38,532 shares and sole voting and investment power over 24,282 shares; includes options to purchase 21,468 shares of common stock.

(15) Includes shared voting and investment power over 8,219 shares and sole voting and investment power over 58,656 shares; includes options to purchase 23,507 shares of common stock.

(16) Includes sole voting and investment power over 9,900 shares; includes options to purchase 1,500 shares of common stock.

(17) Includes sole voting and investment power over 7,800 shares; includes options to purchase 3,000 shares of common stock.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Company's Board of Directors is currently composed of twelve (12) members. The board size will be reduced to eleven (11) members effective with the retirement of James J. Devine, Jr. on April 27, 2004. The Company's Bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated Michael R. Kallet, John E. Haskell and William D. Matthews, each of whom is currently a member of the Board of Directors.

      The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                       Shares of
                                                              Director Term           Common Stock
                                                                                   Beneficially Owned     Percent
      Name (1)          Age*           Position Held      Since (2)   to Expire      Record Date (3)      Of Class
--------------------    ----           -------------      ---------   ---------    ------------------     --------
                                                      NOMINEES

Michael R. Kallet        53         President and Chief     1997         2004            193,758            2.50%
                                     Executive Officer
John E. Haskell          61              Director           1992         2004            114,840            1.48
William D. Matthews      69              Director           1996         2004             27,900            0.36

                                           DIRECTORS CONTINUING IN OFFICE

Edward J. Clarke         64              Director           1987         2005             22,361            0.29
Rodney D. Kent           56              Director           1990         2005             43,650            0.56
Michael W. Milmoe        71              Director           1976         2005             15,690            0.20
Richard B. Myers         68              Director           1981         2005             48,150            0.62
Patricia D. Caprio       55              Director           1985         2006             32,700            0.42
Frank O. White, Jr.      49              Director           1994         2006             32,400            0.42
Marlene C. Denney        50              Director           2002         2006             11,400            0.15
Gerald N. Volk           62              Director           2002         2006             10,800            0.14

----------
(1) The mailing address for each person listed is 182 Main Street, Oneida, New York 13421. Each of the persons listed, with the exception of John E. Haskell, Edward J. Clarke, Marlene C. Denney and Gerald N. Volk is also a Director of Oneida Financial, MHC, which owns the majority of the Company's issued and outstanding shares of Common Stock.

(2) Reflects initial appointment to the Board of Trustees of the mutual predecessor to The Oneida Savings Bank, if prior to 1999.

(3) See footnotes in the table in "Voting Securities and Principal Holders Thereof."

*     At December 31, 2003.

      The principal occupation during the past five years of each Director and executive officer is set forth below. All Directors and executive officers have held their present positions for five years unless otherwise stated.

With the exception of Mr. Kallet, Mr. Haskell and Mr. Clarke, the Board of Directors has determined that each of the Company's directors qualifies as an independent director under the listing requirements for Nasdaq listed companies. Mr. Kallet is not considered independent because he is an executive officer of the Company. Messrs. Haskell and Clarke are not considered independent because they are employed by Bailey & Associates, Inc. a subsidiary of the Company.

      Directors

      Michael R. Kallet is President and Chief Executive Officer of the Company. Mr. Kallet has been President and Chief Executive Officer since March 1990. Mr. Kallet joined The Oneida Savings Bank (the "Bank") in 1983 as an executive officer.

      Patricia D. Caprio is the Director of Development Programs at Colgate University.

      Edward J. Clarke is the former President of Kennedy & Clarke, Inc., a property and casualty insurance agency located in Cazenovia, New York, which was acquired by the Company in July 2002. Mr. Clarke is employed by Bailey & Haskell Associates, Inc., the insurance subsidiary of the Company.

      John E. Haskell is the President of Bailey & Haskell Associates, Inc., the insurance subsidiary of the Company located in Oneida, New York.

      Rodney D. Kent is the President and Chief Operating Officer of International Wire Group, an international manufacturer of wire products.

      William D. Matthews is the Retired Chairman and Chief Executive Officer of Oneida, Ltd. located in Oneida, New York. Mr. Matthews is also a director of Conmed Corporation located in Utica, New York.

      Michael W. Milmoe is retired. Prior to his retirement, Mr. Milmoe was the President of Canastota Publishing Co., Inc., located in Canastota, New York.

      Richard B. Myers is the Retired President of Orthodontic Associates of C.N.Y., P.C. a clinical orthodontic practice located in Oneida, New York and Norwich, New York.

      Frank O. White, Jr. is the Assistant Director of Athletics at Colgate University. Until January 1998, Mr. White was the President and Chief Executive Officer of Mid-State Raceway, Inc. located in Vernon, New York.

      Marlene C. Denney is the owner of Sundance Estates, Inc., a real estate investment firm located in Manlius, New York. Ms. Denney was previously a director of SBC Financial Corporation.

      Gerald N. Volk is the President of Prima International Trading, a mining and construction equipment trading company located in Syracuse, New York. Mr. Volk was previously a director of SBC Financial Corporation.

      Executive Officers who are not Directors

      Eric E. Stickels, age 42, has been Executive Vice President, Secretary and Chief Financial Officer of the Company since April 2003, and Executive Vice President and Chief Financial Officer of the Bank since January 2003. Prior to that time, Mr. Stickels held a variety of positions at the Bank, most recently Senior Vice President and Chief Financial Officer. Mr. Stickels has been associated with the Bank since 1982.

      Thomas H. Dixon, age 49, has been Executive Vice President of the Company since April 2003 and Executive Vice President and Chief Credit Officer of the Bank since January 2003. Prior to that, Mr. Dixon held the position of Senior Vice President-Credit Administration and has been associated with the Bank since January 1996. Mr. Dixon was previously affiliated with Oneida Valley National Bank in various capacities since 1982.

Ownership Reports by Officers and Directors

      The Common Stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2003, the Board of Directors held 14 regular and special meetings. During the year ended December 31, 2003, no Director attended fewer than 75% percent of the total meetings of the Board of Directors of the Company and committees on which such Director served. Beginning in 2004, pursuant to the Nasdaq's listing requirements, the independent members of the Board of Directors will meet in "executive session" without the presence of management. The Board expects that these meetings will occur bi-annually in conjunction with regularly scheduled meetings of the full Board of Directors.

      Executive Committee

      The executive committee consists of the following seven directors of the
Company: Messrs. Myers, Kent, Clarke, Haskell, Matthews, Kallet and Milmoe. The executive committee meets as necessary when the board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors.

      Nominating Committee

      The Nominating Committee currently consists of directors Matthews, Kent, Myers, and Caprio, each of whom is independent pursuant to the Nasdaq's listing requirements. The entire Board served as the Nominating Committee until a newly created Nominating Committee was established in February 2004. The Company's Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at www.oneidabank.com. During the year ended December 31, 2003, the Board of Directors acting as the Nominating Committee met one time.

      The functions of the Nominating Committee include the following:

      o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

      o to review and monitor compliance with the requirements for board independence; and

      o to review the committee structure and make recommendations to the Board regarding committee membership.

      The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

      o has personal and professional ethics and integrity and whose values are compatible with the Company's;

      o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

      o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

      o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

      o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

      o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

      The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Shareholders

      The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary, at 182 Main Street, Oneida, New York 13421. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

      o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

      o     a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

      o a statement detailing any relationship between the candidate and the Company;

      o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

      o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

      A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Other Matters and Advance Notice Procedures."

      The committee did not receive any securityholder-recommended nominees for inclusion in this proxy statement, pursuant to the procedures set forth in the Company's By-laws.

Code of Ethics

      The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.oneidabank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

      Audit Committee

      The Board of Directors has adopted a written charter for the Audit Committee, and a copy of this charter is attached as an appendix to this Proxy Statement. The audit committee consists of the following directors of the
Company: Messrs. Kent, Matthews, Volk, White and Milmoe. The audit committee meets at least quarterly to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls of the Company, and to review and approve audit policies. In addition, the Audit Committee meets with the independent auditors to review the results of the annual audit and other related matters. The Audit Committee also meets twice a year with the Company's independent auditors. The Audit Committee met six times during the year ended December 31, 2003.

      Each member of the Audit Committee is "independent" as defined in the listing standards for Nasdaq-listed companies and under Rule 10A-3 of the Securities Exchange Act of 1934. Each member of the Audit Committee is able to read and understand financial statements, and no member of the Audit Committee has participated in the preparation of the Company's or the Bank's, or any of the Bank's subsidiaries', financial statements during the past three years. Directors Kent and Matthews are deemed by the Company to be an "audit committee financial expert." Director(s) Kent and Matthews have an understanding of generally accepted auditing principles (GAAP) and they have the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that the Company reasonably expects to be raised by the Company's financial statements. Directors Kent and Matthews have acquired these attributes through their employment as a President and Chief Executive Officers of Omega Wire Inc. and Oneida Ltd., respectively. Both have been directly involved in the supervision and oversight of financial officers and the preparation of financial statements. In addition, Director Matthews is also a Director and Audit Committee member of Conmed Corporation. Both Directors also have some educational experience in accounting and economics.

      The Audit Committee reviews and approves all related-party transactions of the Company and the Bank, which would be required to be disclosed under applicable Exchange Act rules.

Audit Committee Report

      In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

      As part of its ongoing activities, the Audit Committee has:

      o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003;

      o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

      o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence; and

      o Considered the compatibility of non-audit services described above with maintaining auditor independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                      This report has been provided by the
                                Audit Committee:

                      Rodney D. Kent, William D. Matthews,
           Frank O. White, Jr., Michael W. Milmoe and Gerald N. Volk.

                               ------------------

      Compensation Committee

Personnel Committee Interlocks and Insider Participation

      The Board of Directors of the Bank, meeting in "executive session" including only independent directors, determines the salaries to be paid each year to the Bank's officers. The Board of Directors of the Company, meeting in "executive session" including only independent directors, acts as the Compensation Committee for the Company. Michael R. Kallet, the President and Chief Executive Officer, is also a Director of the Company and the Bank. Mr. Kallet has not in the past, and will not in the future, be present during Board deliberations or participate in the Board of Directors' determination of compensation for the President and Chief Executive Officer.

Report of the Board of Directors on Executive Compensation

      Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Board of Directors has prepared the following report for inclusion in this proxy statement. The discussion below relates to the Bank's Board actions during 2003.

      The Board of Directors annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the base salary of the Chief Executive Officer and other executive officers should be increased, the Board of Directors takes into account individual performance, performance of the Company, the size of the Company and the complexity of its operations, and information regarding compensation paid to executives performing similar duties for financial institutions in the Bank's market area.

      While the Board of Directors does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and asset quality, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer and other executive officers. Other non-quantitative factors considered by the Board of Directors in fiscal 2003 included general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Board of Directors considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Board of Directors, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Board of Directors approved an increase in the base salary of the Chief Executive Officer and other executive officers. Accordingly, the Board of Directors approved salary increases totaling $29,100 for the Company's and Bank's three executive officers, bringing total base compensation for the group to $505,600, from $476,500 in 2003.

      This report has been provided by the Board of Directors: Michael R. Kallet, Patricia D. Caprio, Edward J. Clarke, James J. Devine, Jr., John E. Haskell, Rodney D. Kent, William D. Matthews, Michael W. Milmoe, Richard B. Myers, Frank O. White, Jr., Marlene C. Denney and Gerald N. Volk. Directors Kallet, Clarke and Haskell did not participate in the determination of the Chief Executive Officer's compensation.

Evaluation of disclosure controls and procedures

      The Company has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the "Evaluation Date"). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Communications with the Board of Directors

      Any stockholder who wishes to contact the Company's Board of Directors or an individual director may do so by writing to: Board of Directors, Oneida Financial Corp., 182 Main Street, Oneida, New York 13421. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or individual director as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee of the Company, and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      The Company has established separate procedures for the submission of complaints regarding accounting, internal accounting controls, or auditing matters, as required by Section 301 of the Sarbanes-Oxley Act of 2002. Such communications may be submitted to the Chairman of the Audit Committee by telephoning (315) 366-3705. Alternatively, such communications may be submitted in writing to the following address: Rodney D. Kent, Chairman of Audit Committee, Oneida Financial Corp., 182 Main Street, Oneida, New York 13421.

Attendance at Annual Meeting of Stockholders

      The Company does not have a policy regarding director attendance at annual meetings of stockholders. Ten (10) directors attended the prior fiscal year's annual meeting of stockholders.

Directors' Compensation

      Directors of the Company are not separately compensated. Directors of the Bank receive an annual retainer of $6,000 and a fee of $300 for each Bank Board meeting attended. Directors receive $200 for each committee meeting attended. Members of the Executive Committee receive $250 for each Executive Committee meeting attended. The Chairman of the Board receives an additional $200 for every Board meeting attended and each committee chair receives an additional $100 for every committee meeting attended. Employee directors receive monthly meeting fees for Bank Board meetings and an annual retainer, but do not receive committee attendance fees. The Bank paid a total of $166,700 in director fees during the year ending December 31, 2003.

Executive Compensation

      The following table sets forth for the years ended December 31, 2003, 2002 and 2001, certain information as to the total remuneration paid by the Company to the Company's chief executive officer, and all other officers of the Company who received cash compensation exceeding $100,000 in 2003.

====================================================================================================================================
                                                    SUMMARY COMPENSATION TABLE
====================================================================================================================================
                                                                                                 Long-Term
                              Annual Compensation(1)                                        Compensation Awards
------------------------------------------------------------------------------------------------------------------------------------
                               Fiscal                                  Other       Restricted
                                Years                                  Annual        Stock      Options/                  All Other
      Name and                  Ended       Salary        Bonus     Compensation    Award(s)      SARs                  Compensation
  Principal Position         December 31      ($)          ($)         ($)(1)          ($)         (#)       Payouts          ($)
------------------------------------------------------------------------------------------------------------------------------------
Michael R. Kallet                 2003     $218,758      $37,500        $  --         $  --      4,812(2)       --         $40,329
President and Chief               2002     $210,000      $    --        $  --         $  --         --          --         $43,173
Executive Officer                 2001     $200,000      $35,000        $  --         $  --         --          --         $38,108
------------------------------------------------------------------------------------------------------------------------------------

Eric E. Stickels                  2003     $128,515      $16,100        $  --         $  --      1,593(2)       --         $29,594
Exec. Vice President              2002     $120,144      $    --        $  --         $  --         --          --         $27,851
and Chief Financial Officer       2001     $115,336      $15,672        $  --         $  --      2,400(2)       --         $27,295
------------------------------------------------------------------------------------------------------------------------------------

Thomas H. Dixon                   2003     $128,515      $16,100        $  --         $  --      1,500(2)       --         $26,845
Exec. Vice President -            2002     $120,144      $    --        $  --         $  --         --          --         $25,844
Credit Administration             2001     $115,336      $15,672        $  --         $  --         --          --         $24,681
====================================================================================================================================

(1) The Bank also provides certain members of senior management, including Mr. Kallet, with the use of an automobile, club membership dues, and certain other personal benefits which have not been included in the table. The aggregate amount of such other benefits did not exceed the lesser of $50,000 or 10% of Mr. Kallet's cash compensation for the year.

(2) Represents reload options received upon the exercise of stock options when previously owned common stock was utilized to pay the option exercise price. The number of reload options awarded have been adjusted to reflect the three for two stock dividends paid in February 2004.

Stock Performance Graph

      Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the Common Stock for the period beginning with the first trade of the Company's stock on January 1, 1999, as reported by the Nasdaq Market, through December 31, 2003, (b) the cumulative total return on stocks included in the S&P 500 Index over such period, and (c) the cumulative total return of publicly traded thrifts or thrift holding companies in the mutual holding company structure over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.

      Assuming an initial investment in the Common Stock of Oneida Financial Corp. of $100.00 at the initial public offering price of $10.00 per share on December 30, 1998, the cumulative total value with dividends reinvested would be $379.41 at December 31, 2003.

                             Oneida Financial Corp.

                               [GRAPHIC OMITTED]

                                                                        Period Ending
                                             -----------------------------------------------------------------

Index at Dec. 31,1998 = 100                  12/31/98   12/31/99    12/31/00   12/31/01    12/31/02   12/31/03
--------------------------------------------------------------------------------------------------------------
Oneida Financial Corp.                         100.00     100.34      104.65     212.11      267.48     337.25
S&P 500                                        100.00     119.53      107.41      93.40       71.57      90.46
SNL MHC Thrift Index                           100.00      86.63      116.92     147.44      204.44     335.04

Benefit Plans

      Incentive Compensation Plan. The Incentive Compensation Plan (the "Incentive Plan") was established in 1993 and last amended in January 2003, as a non-qualified plan. Under the Incentive Plan, annual performance awards for the Bank's financial performance relative to the return on average assets as reported by the FDIC, adjusted for any one-time income or expense recognition, are made to eligible non-executive officers and employees designated as participants by the Human Resource and Development Committee.

      Participants are classified into three categories: Class I (VP Department Heads), Class II (Other Bank Officers), Class III (Exempt Employees). Awards are allocated to eligible participants within each class in accordance with the participant's base compensation (as reported to the Internal Revenue Service on Form W-2) as a ratio of the base compensation of the entire class. The maximum award payable to each participant in Class I is 30%, Class II is 60% and Class III is 25% and the maximum total award payable to all participants is 10% of the Bank's income. The following limitations on awards also apply: If the return on average equity for an award year is (i) less than 4.0%, no award will be made to any Class I, Class II or Class III participant, (ii) less than 6.0% but at least 4.0%, participants will receive awards reduced by 50% of targeted award levels. No award shall be made to any participant if return on average assets for an award year is less than 0.50%, or the most recent Regulatory Examination Report does not reflect a Uniform Composite Rating of 1 or 2.

      Stock Option Plan. During the year ended December 31, 2000, the Company adopted, and the Company's stockholders approved, the 2000 Stock Option Plan (the "Stock Option Plan"). Pursuant to the Stock Option Plan, originally options to purchase 30,000 shares were granted to non-employee directors at an exercise price of $10.625 per share, the fair market value of the underlying shares on the date of the award. The number of shares of common stock that may be acquired pursuant to options and the per share exercise price of the options have subsequently been adjusted to reflect the three for two stock dividends the Company paid in April 2002 and February 2004. The term of the options is ten years from the date of grant, and the shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company. The awards included an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

      No options were granted under the Stock Option Plan to the Named Executive Officers during 2003 other than reload options received upon the exercise of stock options when previously owned common stock was utilized to pay the option exercise price.

      Set forth below is certain information regarding the reload options granted to the Named Executive Officers during 2003. The number of shares of common stock that may be acquired pursuant to options listed below and the per share exercise of the options have been adjusted to reflect the three for two stock dividends the Company paid in February 2004.

=================================================================================================================
                                          OPTION GRANTS IN LAST FISCAL YEAR
=================================================================================================================
Individual Grants
-----------------------------------------------------------------------------------------------------------------
                                              Percent of Total
                                                  Options                                              Grant Date
                              Options     Granted to Employees in     Exercise                          Present
          Name              Granted(1)            FY 2003               Price      Expiration Date       Value(2)
-----------------------------------------------------------------------------------------------------------------
Michael R. Kallet             4,812               16.52%               $17.00         4/25/2010          $ 6.30
Eric E. Stickels              1,593                5.47                $17.77         4/25/2010          $ 7.24
Thomas H. Dixon               1,500                5.15                $17.13         4/25/2010          $ 6.80
=================================================================================================================

(1) Represents reload options received upon the exercise of stock options when previously owned common stock was utilized to pay the option exercise price.

(2) The grant date present value was derived using the Black-Scholes option pricing model with the following assumptions: volatility of 37.30%; risk free rate of return of 2.74%; dividend yield of 3.00%; and a 5 year average expected term.

      Set forth below is certain information concerning options exercised by the Named Executive Officers during 2003 and options outstanding to the Named Executive Officers at December 31, 2003.

=====================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
=====================================================================================================================
                                                                Number of Unexercised         Value of Unexercised
                                                                      Options at             In-The-Money Options at
                                                                       Year-End                   Year-End (1)
                                                               ------------------------------------------------------
                             Shares Acquired      Value        Exercisable/Unexercisable    Exercisable/Unexercisable
           Name               Upon Exercise      Realized                (#)                           ($)
---------------------------------------------------------------------------------------------------------------------
Michael R. Kallet                17,325           $212,713           39,462/34,650              $347,117/$347,117
---------------------------------------------------------------------------------------------------------------------

Eric E. Stickels                  6,000           $78,307            14,043/14,850              $108,122/$148,764
---------------------------------------------------------------------------------------------------------------------

Thomas H. Dixon                   5,444           $67,560            16,306/14,400              $148,329/$144,256
=====================================================================================================================

----------
(1) The fair market value of the common stock at December 31, 2003 was $14.7407 per share, which exceeded the exercise price of the option, which is $4.7223 per share.

      Recognition and Retention Plan. During the fiscal year ended December 31, 2000, the Company adopted, and the Company's stockholders approved, the 2000 Recognition and Retention Plan (the "Recognition Plan"). Pursuant to the Recognition Plan, 4,500 shares of common stock ("Restricted Stock") were awarded to each non-employee director and Messrs. Kallet, Stickels and Dixon were awarded 45,000, 22,500, and 22,500, shares of common stock, respectively, adjusted for the Company's stock dividends on April 23, 2002 and February 24, 2004. Recognition Plan awards vest ratably over a five-year period. During the year ended December 31, 2003, no awards were made under the Recognition Plan to the Named Executive Officers, a total of 5,400 shares were awarded ratably to Directors Denney and Volk during 2003 as newly elected Directors of the Company, adjusted for the Company's stock dividend on February 24, 2004. At December 31, 2003, an aggregate of 45,900 shares of restricted stock were held by executive officers and directors as a group. The value of such shares at December 31, 2003 was $676,598.

      Set forth below is certain information as of December 31, 2003 regarding equity compensation to directors and executive officers of the Company approved by stockholders. Other than the employee stock ownership plan, the Company did not have any equity plans in place that were not approved by stockholders.

===================================================================================================================================
                                    Number of securities
                                      to be issued upon
                                         exercise of
                                         outstanding       Weighted average     Number of securities remaining available for
               Plan                  options and rights     exercise price                   issuance under plan
-----------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
by stockholders.................           187,254              $5.63          19,519(options)/12,685 (shares of restricted stock)
-----------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders........                --                 --                              --
-----------------------------------------------------------------------------------------------------------------------------------
      Total.....................           187,254              $5.63          19,519(options)/12,685 (shares of restricted stock)
===================================================================================================================================

Transactions With Certain Related Persons

      All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

      Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Bank's directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      The Audit Committee of the Company have approved the engagement of Crowe, Chizek and Company, LLP to be the Company's auditors for the 2004 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe, Chizek and Company, LLP for the Company's fiscal year ending December 31, 2004. A representative of Crowe, Chizek and Company, LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

      On August 26, 2003, the Company's Audit Committee of the Board of Directors approved a change in auditors. The Audit Committee approved the engagement of Crowe Chizek and Company LLC to serve as the Company's independent public accountants and the dismissal of PricewaterhouseCoopers LLP ("PwC") as the Company's independent public accountants, effective immediately.

      PwC performed audits of the consolidated financial statements for the two years ended December 31, 2002 and 2001. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the two years ended December 31, 2002 and from December 31, 2002 through the effective date of the PwC termination, there were no disagreements between the Company and PwC on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years.

      During the two years ended December 31, 2002, and from December 31, 2002 until the effective date of the dismissal of PwC, PwC did not advise the Company of any of the following matters:

1. That the internal controls necessary for the Company to develop reliable financial statements did not exist;

2. That information had come to PwC's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Company, or that information had come to PwC's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statement covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Company's financial statements and that, due to its dismissal, PwC did not so expand the scope of its audit or conduct such further investigation;

4. That information had come to PwC's attention that it had concluded materially impacted the fairness of reliability of either: (i) a previously issued audit report or the underlying financial statements or
      (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

      The Company requested that PwC furnish a letter to the SEC indicating whether it agreed with the above statements, and this letter is filed as Exhibit 16 to the Company's Annual Report on Form 10-K.

      During the two years ended December 31, 2002, and from December 31, 2002 through the engagement of Crowe Chizek and Company LLC as the Company's independent accountant, neither the Company nor anyone on its behalf had consulted Crowe Chizek and Company LLC with respect to any accounting, auditing or financial reporting issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statement, or any related item.

      The following disclosure of audit and audit-related fees pertains to fees paid to PwC during 2002 and part of 2003 and fees paid to Crowe Chizek and Company LLC during 2003.

      Audit Fees. During the past two years, the aggregate fees billed for professional services rendered by PwC during 2002 and 2003 for the audit of the Company's annual financial statements and for the review of the Company's Forms 10-Q were $68,250 for 2003 and $86,050 for 2002. During 2003 there were no aggregate fees billed for professional services rendered by Crowe, Chizek and Company, LLC for the audit of the Company's annual financial statements and for review of the Company's Form 10-Q.

      Audit-related fees. During the past two years, the aggregate fees billed for professional services by PwC that are not directly related to the preparation of the annual audit but reasonably related to the performance of the audit were $20,350 for 2003 and $38,040 for 2002. During 2003, no such fees were paid to Crowe, Chizek and Company, LLC.

      Tax Fees. During the past two fiscal years, the aggregate fees billed for professional services by PwC for tax services were $22,050 for 2003 and $24,575 for 2002. During 2003, no such fees were paid to Crowe, Chizek and Company, LLC.

      All Other Fees. No fees were billed for professional services rendered to the Company by PwC or Crowe, Chizek and Company, LLC for service other than those listed above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the tax fees and other fees paid in 2003 and 2002 were approved by the Audit Committee.

In order to ratify the selection of Crowe, Chizek and Company, LLC as the auditors for the 2004 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Crowe, Chizek and Company, LLC as auditors for the 2004 fiscal year.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, 182 Main Street, Oneida, New York 13421, no later than December 1, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
        ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING
--------------------------------------------------------------------------------

      The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company at least five (5) days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all the requirements for inclusion established by the SEC in effect at the time such proposal is received.

      The date on which the Annual Meeting of Stockholders is expected to be held is April 26, 2005. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the Annual Meeting of Stockholders must be given to the Company no later than April 21, 2005.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

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                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 IS AVAILABLE FOR REVIEW ON OUR WEBSITE AT www.oneidabank.com AND WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO ERIC E. STICKELS, SECRETARY, ONEIDA FINANCIAL CORP., 182 MAIN STREET, ONEIDA, NEW YORK 13421, OR CALL (315) 363-2000.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             Eric E. Stickels
                                             Secretary
Oneida, New York
March 30, 2004

                                                                      Appendix A

                             ONEIDA FINANCIAL CORP.
                                  AUDIT CHARTER

Organization

Audit Committee members shall meet the requirements of the NASD Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the Director of Internal Audit, the independent auditors and as a Committee to discuss any matters that the Committee of each of these groups believes should be discussed.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibilities. The Committee will be responsible for monitoring the integrity of the Company's financial reporting process and systems of key internal controls regarding finance, accounting, legal and regulatory compliance. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditor and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Duties

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out its responsibilities, the Audit Committee will:

o Review and reassess the adequacy of this Charter at least annually. The Committee shall submit the Charter to the Board of Directors for its approval and will have the document published in accordance with SEC regulations.

o The Committee shall review with management and the independent auditors, the financial statements to be included in the Company's Annual Report on Form 10-K, prior to its filing, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Committee shall also discuss certain matters with regard to SAS 61, as amended.

o In consultation with management, the independent auditors and the director of the internal audit, will consider the integrity of the Company's financial reporting processes and controls. The Committee will discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposure. In addition, it will review significant findings prepared by the independent auditors and the director of internal audit together with management's responses.

o Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement. The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:

      o reviewed and discussed the audited financial statements with management;

      o discussed with the independent auditors the matters required to be discussed by SAS 61; and

      o received certain disclosures from the auditors regarding their independence as required by ISB 1, and then, based on their findings, recommend to the Board to include the audited financial statements in the annual report filed with the SEC.

o Review with financial management and the independent auditors the Company's quarterly financial results prior to the filing of the Company's Quarterly Report on Form 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Audit Committee may represent the entire Committee for the purpose of this review.

Independent Auditors

o The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and shall have the authority to retain the independent auditors, and to discharge the independent auditors when circumstances warrant.

o Review and approve the independent auditors' engagement letter and audit engagement fees prior to payment. Review significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

o On at least an annual basis, the Committee will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

o Review the independent auditors audit plan, discuss scope, staffing, reliance upon management, reliance upon the Internal Audit Department staff and general audit approach to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

o Prior to releasing the year-end financial statements, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended.

Internal Audit and Corporate Compliance

o Review the budget, plan, and changes in the plan, activities, organizational structure, and qualifications of the Internal Audit department, as needed. The Internal Audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Committee.

o Review the appointment, performance and replacement of the Director of Internal Audit.

o Review significant reports prepared by the Internal Audit department together with management's response and follow-up to these reports.

o On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements.

o On at least an annual basis, obtain and review a report as to the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurred at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

o Discuss with the Internal Auditor the effectiveness of the system for monitoring compliance with laws and regulations. Be satisfied that all significant regulatory compliance matters have been considered in the preparation of the financial statements.

Other Audit Committee Responsibilities

o Perform such other functions as assigned by law, the Company's charter or by-laws, or the Board.

o Develop an annual plan responsive to the "responsibilities and duties" detailed herein with input from management and their key committee advisors. The annual plan shall be reviewed and approved by the full Board.

o     Maintain minutes of meetings and report to the Board as needed.

o     Periodically perform self-assessment of Audit Committee performance.

      o Review, discuss and assess its own performance as well as the Committee roles and responsibilities, seeking input from senior management, the full Board and others if needed.

      o Review each member's contribution to the Committee through the use of a self-assessment form, which is then evaluated by the Chair of both the Audit Committee and the Board.

      o Discuss and address with either the internal auditors or the independent auditors and significant issues relative to overall Board responsibility that, in their judgment, have been communicated to management but have not been adequately resolved.

o While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountant, or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY

                             ONEIDA FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2004

      The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Greater Oneida Civic Center, 159 Main Street, Oneida, New York on April 27, 2004, at 4:00 p.m. Eastern Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                      FOR         WITHHELD
                                                      ---         --------

1.    The election as Director of all nominees
      listed below each to serve for a three year
      term                                            |_|           |_|

      Michael R. Kallet
      John E. Haskell
      William D. Matthews

      INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.


                                                    FOR       AGAINST    ABSTAIN
2.    The ratification of the appointment of
      Crowe, Chizek and Company, LLP as the
      Company's independent auditor for the         |_|         |_|        |_|
      fiscal year ended December 31, 2004.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 30, 2004 and audited financial statements.


Dated: ______________________                    |_|   Check Box if You Plan
                                                       to Attend Annual Meeting


-----------------------------                -----------------------------------
PRINT NAME OF SHAREHOLDER                    PRINT NAME OF SHAREHOLDER


-----------------------------                -----------------------------------
SIGNATURE OF SHAREHOLDER                     SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.